UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report July 19, 2021

UNEX HOLDINGS INC.

(Exact name of registrant as specified in Charter)

Nevada	98-1353613	8713
(State or other jurisdiction of incorporation or organization)	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number

Unex Holdings Inc.

31-A2, Jalan 5/23A
6 1/2 Miles off Jalan Kepong
52000 Kuala Lumpur, Malaysia
+6011 3311 8918

(Address and telephone number of registrant’s executive office)

No. 2A, Jalan PJU 3/48
Sunway Damansara
47810 Selangor, Malaysia

Tel. +603 7733 5727

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	UNEX	OTC Markets – Pink Sheet

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On July 19, 2021, the Board of Directors (the “Board”) of Unex Holdings Inc. (the “Company”) approved the dismissal of PLS CPA, A Professional Corp. (“PLS CPA”) as the Company’s independent registered public accounting firm.

The reports of PLS CPA on the Company’s financial statements for the fiscal years ended August 31, 2019 and August 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for those fiscal years contained uncertainty about the company’s ability to continue as a going concern.

During the fiscal years ended August 31, 2019 and August 31, 2020, and the subsequent interim periods through July 19, 2021, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PLS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PLS CPA would have caused PLS CPA to make reference thereto in its reports on the financial statements for such years. During the fiscal years ended August 31, 2019 and August 31, 2020 and the subsequent interim periods through July 19, 2021, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PLS CPA with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that PLS CPA furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not PLS CPA agrees with the statements related to them made by the Company in this report. A copy of PLS CPA letter to the SEC dated July 19, 2021 is attached as Exhibit 16.1 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On July 19, 2021, the Board approved the appointment of Audit Alliance LLP (“Audit Alliance”) as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending August 31, 2021, subject to completion of its standard client acceptance procedures. During the fiscal years ended August 31, 2019 and August 31, 2020 and in the subsequent interim period through July 19, 2021, neither the Company, nor anyone on its behalf, consulted Audit Alliance regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Audit Alliance that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01 Other Events.

On April 14, 2021 the Company moved its headquarters to No. 2A, Jalan PJU 3/49, Sunway Damansara, 47810 Selangor, Malaysia. The Company’s telephone number was updated to the following, phone: +603 7733 5727. On July 16, 2021, the Company moved its headquarters to No. 31-A2, Jalan 5/23A, 6 1/2 Miles off Jalan Kepong, 52000 Kuala Lumpur, Malaysia. The Company’s telephone number has been updated to the following, phone: +6011 3311 8918.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNEX HOLDINGS INC.

By:	/s/ Low Wai Koon
Name:	Low Wai Koon
Title:	Chief Executive Officer

Date: July 19, 2021

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from PLS CPA, A Professional Corp., regarding change in certifying accountant